SUPPLEMENT DATED MARCH 26, 2014
to

PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM AND FUTURITY SELECT SEVEN

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the Goldman Sachs Structured U.S. Equity Fund.

After the close of business on April 30, 2014, the name of the Goldman Sachs Structured U.S. Equity Fund will be changed to Goldman Sachs U.S. Equity Insights Fund.

Please retain this supplement with your prospectus for future reference.

Futurity Selects 3/2014